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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 10, 2004



                             TLC VISION CORPORATION
             (Exact name of registrant as specified in its charter)


  NEW BRUNSWICK                  0-29302                      980151150
 (State or other            (Commission File               (I.R.S. Employer
 jurisdiction of                 Number)                Identification Number)
  organization)


           5280 SOLAR DRIVE, SUITE 300                          L4W 5M8
              MISSISSAUGA, ONTARIO                             (Zip Code)
   (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-2020



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ITEM 5.  OTHER EVENTS

         On May 10, 2004, the Company issued a press release pertaining to an update with respect to its patented Rheopheresis(R) blood filtration process business ("RHEO"). A copy of that press release is attached hereto as an exhibit.

ITEM 7.  LIST OF EXHIBITS FILED

         (c)      Exhibits

                  99.1 RHEO Update Press Release, dated May 10, 2004


                                      * * *



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2004

                                       TLC VISION CORPORATION



                                       By: /s/ Robert W. May
                                           -------------------------------------
                                           Robert W. May
                                           General Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit No.       Description
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

99.1              RHEO Update Press Release, dated May 10, 2004

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